EXHIBIT 10.7

                                                                    EXHIBIT 10.7

               CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
    WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.





                                                                       EXECUTION
                                                                         5/15/02

NOTE: THIS AGREEMENT CONTAINS CONFIDENTIAL & PROPRIETARY INFORMATION AND MAY NOT BE DISCLOSED WITHOUT THE CONSENT OF BOTH PARTIES OR AS REQUIRED BY LAW

                               GUARANTY AGREEMENT
                                     BETWEEN
                     THE EDUCATION RESOURCES INSTITUTE, INC.
                                       AND
                             CHARTER ONE BANK, N.A.
                               (CFS Loan Program)

         This Guaranty Agreement (this "Agreement") is made as of this 15th day of May, 2002, by and between The Education Resources Institute, Inc. ("TERI"), a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 330 Stuart Street, Boston, Massachusetts 02116, and Charter One Bank, N.A. (the "Lender"), a national bank organized under the laws of the United States and having a principal office located at 1215 Superior Avenue, Cleveland, OH 44114, and a student loan department located at 833 Broadway, Albany, NY, 12207.

         WHEREAS, TERI is in the business of providing financial assistance in the form of loan guaranties to and on behalf of students enrolled in programs of higher education and their parents at TERI-approved schools; and

         WHEREAS, the LENDER is willing to make Loans to eligible Borrowers under the Program, and TERI is willing to guaranty the payment of principal and interest against the Borrowers' default or certain other events as more fully described below, in accordance with the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, TERI and the LENDER agree as follows:

Section 1:        DEFINITIONS

As used in this Agreement the following terms shall have the following meanings:

1.1 "Agent" shall mean State Street Bank and Trust Company, its successors and assigns, in its capacity as Agent under the Deposit and Security Agreement between TERI and the LENDER, of even date herewith.

1.2 "Borrower" shall mean the person, or all persons collectively, including all students, cosigners, coborrowers, guarantors, endorsers, and accommodation parties, who execute a Promissory Note individually or, in the case of multiple Borrowers, severally and jointly, for the purpose of obtaining funds from the LENDER under the Program.

1.3 "CFS" shall mean Collegiate Funding Services, LLC, a limited liability company organized under the laws of Virginia and having a principal place of business at 100 Riverside Parkway, Fredericksburg, Virginia, 22406.

1.4 "Due Diligence" shall mean the utilization by the LENDER of policies, practices and procedures in the origination, servicing and collection of Loans that comply with the standards set forth in the Program Guidelines and that comply with the requirements of federal and state law and regulation.

1.5      "Guaranty Event" shall mean any of the following events:

         a. failure of the Borrower to make monthly principal and/or interest payments on a Loan when due, provided such failure persists for a period of one hundred fifty (150) consecutive days,

         b. the filing of a petition in bankruptcy with respect to the Borrower, or

         c.       the death of the Borrower.

         For Loans on which the Borrower is two or more persons, none of the above, with the exception of paragraph b, is a Guaranty Event unless one or more such events shall have occurred with respect to all such persons. The foregoing notwithstanding, if a Borrower files a petition in bankruptcy pursuant to Chapter 7 of the U.S. Bankruptcy Code and does not seek a discharge of the affected Loan(s) under 11 U.S.C. ss.523(a)(8)(B) of the U.S. Bankruptcy Code, the LENDER at TERI's request will withdraw its guaranty claim unless or until one of the other Guaranty Events shall have occurred with respect thereto.

1.6 "Loan" shall mean a loan of funds, including all disbursements thereof, made by the LENDER under the Program.

1.7 "Note Purchase Agreement" means the agreement of that name between LENDER and The First Marblehead Corporation ("FMC") dated as of May 15, 2002, as amended, for Program.

1.8 "Program" shall mean the CFS Direct to Consumer Loan Program, as more fully described in the Program Guidelines.

1.9 "Program Guidelines" shall mean the CFS Direct to Consumer Program Guidelines attached hereto as Exhibit A, and all changes thereto as provided in Section 7 hereof. The Program Guidelines (a) consist of the TERI Underwriting Guidelines, PHEAA Servicing Guidelines, and Program Borrower Documents (consisting of the forms of Promissory Note and Truth in Lending Disclosure) and (b) are hereby incorporated in this Agreement by reference and made a part hereof.

1.10 "Promissory Note" shall mean a promissory note executed by a Borrower evidencing a Loan, in the form attached hereto as part of the Program Guidelines or as approved pursuant to Section 3.2 below.

1.11 "Securitization Transaction" shall mean and refer to a purchase of Loans guaranteed hereunder by a special purpose entity formed by FMC, which purchase is funded through the issuance of debt instruments or other securities by such entity, the repayment of which is supported by payments on the Loans.

         Section 2: GUARANTEE OF LOANS

2.1 TERI hereby guarantees to the LENDER, unconditionally except as set forth in Section 2.2 below, the payment of 100% of the principal of and accrued interest on every Loan as to which a Guaranty Event has occurred. "Accrued interest" shall mean interest accrued and unpaid to the date of payment in full by TERI, less any interest that shall have accrued after the filing of a claim for guaranty payment submitted to TERI by the LENDER but before TERI shall have received all the documentation necessary to process the guaranty claim as set forth in the Program Guidelines. TERI will use all reasonable efforts to make payment on its guaranty within sixty (60) days, and will in any event make payment within ninety (90) days, of receipt of a demand from the LENDER stating the name of the Borrower and the type of Guaranty Event that has occurred accompanied by the full claim documentation required in the Program Guidelines.

2.2      TERI's guaranty is conditioned upon the following:

         a. The LENDER must have filed its claim for guaranty payment within the time period and following the procedures specified in the Program Guidelines.

         b. The LENDER and its predecessors in interest must at all times have exercised Due Diligence with respect to the Loan (or shall have cured any failure to exercise Due Diligence under the reinstatement provisions in Section 2.4 hereof and the Program Guidelines), and must have complied with all other requirements of the Program Guidelines applicable to the Loan.

         c. The LENDER shall have paid to TERI the Initial Guaranty Fee (as defined in Section 3.3.a below) for the Loan in question, and shall have paid to the Agent any Subsequent Guaranty Fee (as defined in Section 3.3.b below) for the Loan in question which is due and payable as provided in Section 3.3.b below.

         d. TERI must have received from the LENDER the original Promissory Note, enforceable against the Borrower (except as provided in this Section 2.2(d), below), endorsed to TERI in such manner as to transfer to TERI all rights in and title to such Promissory Note, free and clear of all liens and encumbrances, and of all defenses, counterclaims, offsets, and rights of rescission that might be raised by the Borrower. Submission of a claim to TERI shall constitute the LENDER's certification that the conditions of 2.2.b. and 2.2.d. have been met, and TERI is entitled to rely on such certification.

                  Subsections 2.2.b. and 2.2.d above notwithstanding, if a Loan submitted for guaranty was originated by TERI on behalf of the LENDER pursuant to a Loan Origination Agreement between the parties, (i) TERI will not deny the LENDER's guaranty claim on such Loan if the sole basis for denial is a violation of the Program Guidelines or a violation of Massachusetts or federal law committed by TERI in the origination process, and (ii) TERI will have no recourse against the LENDER in the event that TERI's actions or omissions in the origination process shall have given rise to a defense in favor of the Borrower in a suit on the Promissory Note.

2.3 TERI's guaranty obligation with respect to any Loan shall not be terminated or otherwise affected or impaired (i) by the LENDER's granting an extension to the Borrower of time to make scheduled payments, or by any other indulgence the LENDER may grant to the Borrower, provided that all extensions and other indulgences meet the forbearance standards and other requirements of the Program Guidelines; or, Section 2.2.d above notwithstanding, (ii) because of any fraud in the execution of the Promissory Note, (iii) because of any illegal or improper acts of the Borrower, (iv) because the Borrower may be relieved of liability for such Loan due to lack of contractual capacity or any other statutory exemption.

2.4 If TERI properly denies the LENDER's claim on any Loan on the grounds of Due Diligence deficiencies, the LENDER may thereafter require that TERI reinstate the guaranty of such Loan if (a) the LENDER corrects such deficiencies and receives four (4) consecutive full on-time monthly payments from the Borrower, according to any schedule permitted by the Program Guidelines, and if at the time of the LENDER's request the Borrower is within thirty (30) days of being current on all principal and interest payments on such Loan, or
         (b) the LENDER satisfies any other method of cure set forth in the Program Guidelines.

2.5 TERI's guaranty hereunder is a continuing and absolute guaranty of payment and not merely of collection, covering Loans made in accordance herewith either (i) prior to termination of this Agreement, or (ii) based upon applications received by the LENDER prior to such termination; and shall not affect TERI's obligations to the LENDER then existing, whether direct or indirect, absolute or contingent, then due or thereafter to become due.

2.6 TERI agrees not to exercise any right of subrogation, reimbursement, indemnity, contribution or the like against the Borrower of any Loan unless and until all TERI's obligations under this Agreement with respect to such Loan have been satisfied in full, except to the extent that it is deemed a valid claimant as a contingent creditor, for example, under Title 11 of the United States Code (the "Bankruptcy Code"), or applicable state law.

2.7 TERI will permit the LENDER, any duly designated representative of the LENDER, or any governmental body having jurisdiction over the LENDER (subject to written notice being provided to TERI by the LENDER, identifying the requesting party and the date of the review), to examine and audit the books and records of TERI pertaining to the Loans, at any time during TERI's regular business hours, provided that in the case of examinations by the LENDER or its representative absent good cause (i) TERI must be given ten (10) business days' prior written notice and, (ii) no more than one such audit may be conducted with respect to any twelve-month period or will take place in any twelve-month period. In no event will any audit be performed during July, August, September, or October in any year except at the request of a regulatory authority having jurisdiction over the LENDER.

2.8 TERI will indemnify the LENDER and hold it harmless from and against any loss, cost, damage and expense that the LENDER may suffer as a result of claims arising out of TERI's actions or omissions relative to the LENDER's participation in the Program. "Expense" includes, without limitation, the LENDER's reasonable attorney's fees. TERI will further indemnify the LENDER and hold it harmless from and against any claim brought against the LENDER by any Borrower based on actions or omissions of the LENDER that were mandated under the Program Guidelines.

2.9 Although the LENDER agrees not to use any loan servicer not approved by TERI, the LENDER acknowledges that TERI's approval of a servicer is in no way an endorsement of such servicer and that TERI shall have no liability to the LENDER for any losses arising from such servicer's failure to comply with Due Diligence or the Program Guidelines or applicable law, nor shall TERI be required to honor any claim submitted by such servicer if the claim does not comply with the requirements of this Agreement.

Section 3:        OBLIGATIONS OF THE LENDER

3.1 In originating, servicing, disbursing, and collecting Loans, the LENDER will comply, and cause its servicer and others acting on its behalf to comply, with all applicable requirements of federal and state laws and regulations.

3.2 The LENDER will use Promissory Notes, Loan applications, disclosure statements, and other forms mutually agreeable to the parties. The forms of application and Promissory Note and disclosure statement attached hereto as part of the Program Guidelines are agreed to be satisfactory to both parties. Without limiting the generality of
         Section 3.1, the LENDER warrants the conformity of such instruments and any agreed successors thereto with all applicable legal requirements, other than those of federal and Massachusetts law and regulation, and TERI warrants their conformity with Massachusetts and federal law.

3.3 The LENDER will pay a guaranty fee for each Loan (the "Guaranty Fee") as follows:

         a. At the time of disbursement of the Loan, the LENDER will promptly remit to TERI [**] percent ([**]%) of the principal amount of Loan disbursed (the "Initial Guaranty Fee").

         b. At the time of disbursement of the Loan, such additional fees as are set forth in the fifth column of Schedule 3.3 ("Subsequent Guaranty Fee").

         c. Failure to remit any Guaranty Fee within thirty (30) days of the time set forth above will not be a breach of this Agreement but will void TERI's guaranty of the Loan concerned.

         d. Anything in the Program Guidelines to the contrary notwithstanding, if the LENDER is required under the terms of a Promissory Note to refund all or part of the Guaranty Fees identified above to a Borrower, TERI will refund all or part of the Initial Guaranty Fee and the Agent will refund all or part of any Subsequent Guaranty Fee it has received to the LENDER upon being so advised in writing.

3.4 If TERI shall have purchased a Loan due to the occurrence or alleged occurrence of a Guaranty Event described in Section 1.4.a and/or 1.4.b above, the LENDER will promptly repurchase such Loan from TERI, (i) if TERI succeeds, after purchase, in obtaining from the Borrower three full consecutive on-time monthly payments, according to any schedule permitted by the Program Guidelines, provided that on the date of TERI's notice to repurchase, the Borrower is within thirty (30) days of being current on his or her payments on such Loan; provided that this repurchase obligation may be invoked by TERI only once as to any Loan; or (ii) subject to Section 2.3 above, if TERI should determine that the Loan does not meet the conditions set forth in subsection (b), (c) and (d) of Section 2.2 above.

3.5 To the extent permitted by applicable law, the LENDER will deliver to TERI such reports, documents, and other information concerning the Loans as TERI may reasonably require, and permit independent auditors or authorized representatives of TERI, and governmental agencies, if any, having regulatory authority over TERI, to have access to the operational and financial records and procedures directly applicable to Loans and to the LENDER's participation in the Program.

3.6 If the LENDER should violate any term of this Agreement, it will be liable to TERI for all loss, cost, damage, and expense sustained by TERI as a result. The LENDER will indemnify TERI and hold it harmless from and against all loss, cost, damage, and expense that TERI may suffer as a result of claims arising out of the LENDER's actions or omissions relative to the LENDER's participation in the Program unless such actions or omissions are specifically required by this Agreement. The LENDER will similarly indemnify TERI with respect to any defenses arising from the LENDER's violation of or failure to comply with any law, regulation, or order, or any term of this Agreement, that may be raised by a Borrower to any suit upon a Promissory Note. "Expense" includes, without limitation, TERI's reasonable attorney's fees.

Section 4:        REPRESENTATIONS AND WARRANTIES

4.1 Each party represents and warrants to the other that its execution, delivery and performance of this Agreement are within its power and authority, have been authorized by proper proceedings, and do not and will not contravene any provision of law or such party's organization documents or by-laws or contravene any provision of, or constitute an event of default or an event which, with the lapse of time or with the giving of notice or both, would constitute an event of default, under any other agreement, instrument or undertaking by which such party is bound. Each party represents and warrants that it has and will maintain in full force and effect all licenses required under applicable state, federal, local or other law for the conduct of all activities contemplated by this Agreement and comply with all requirements of such applicable law relative to its licenses and the conduct of all activities contemplated by this Agreement. This Agreement and all of its terms and provisions are and shall remain the legal and binding obligation of the parties, enforceable in accordance with its terms subject to bankruptcy and insolvency laws. The warranties given herein shall survive any termination of this Agreement.

4.2 The parties acknowledge that TERI is not an insurer or reinsurer and the LENDER expressly waives all claims it might otherwise have under applicable law were TERI to be held by any court or regulatory agency to be acting as an insurer or reinsurer hereunder. The only obligations of TERI to the LENDER shall be those expressly set forth herein.

Section 5: MISCELLANEOUS

5.1 Neither party is or will hold itself out to be the agent, partner, or joint venturer of the other party with regard to any transaction under or pursuant to this Agreement.

5.2 Each party's respective rights, remedies, powers, privileges, and discretions ("Rights and Remedies") shall be cumulative and not exclusive. No delay or omission by either party in exercising or enforcing any of its Rights and Remedies shall operate as to constitute a waiver of them. No waiver by a party of any default under this Agreement shall operate as a waiver of any subsequent or other default under this Agreement. No single or partial exercise by a party of any of its Rights and Remedies shall preclude the other or further exercise of such Rights and Remedies. No waiver or modification by a party of the Rights and Remedies on any one occasion shall be deemed a continuing waiver. A party may exercise its various Rights and Remedies at such time or times and in such order of preference as it in its sole discretion may determine. In no event will either party be liable to the other for special, incidental, or consequential damages, including but not limited to lost profits, even if advised in advance of the possibility of the same, or for punitive or exemplary damages, provided that such exclusions shall not apply to the indemnification against an award of such damages pursuant to a third party claim.

5.3 This Agreement represents the entire understanding of the parties with respect to the subject matter hereof. This Agreement, together with any contemporaneous contract concerning credit analysis or other loan origination functions, supersedes all prior communications whatsoever between the parties relative in any way to Loans or the LENDER's participation in the Program. This Agreement may be modified only by written agreement of the parties hereto, except as may otherwise be set forth herein.

5.4 Any determination that any provision of this Agreement is invalid, illegal, or unenforceable in any respect shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision of this Agreement.

5.5 Each of the parties will timely implement, if it has not already, and will maintain, a reasonable disaster recovery plan. Subject to the foregoing, no party hereto shall be responsible for, or in breach of this Agreement if it is unable to perform as a result of delays or failures due to any cause beyond its control, howsoever arising, and not due to its own act or negligence and that cannot be overcome by the exercise of due diligence. Such causes shall include, but not be limited to, labor disturbances, riots, fires, earthquakes, floods, storms, lightning, epidemics, wars, civil disorder, hostilities, expropriation or confiscation of property, failure or delay by carriers, interference by civil and military authorities whether by legal proceeding or in fact and whether purporting to act under some constitution, decree, law or otherwise, acts of God and perils of the sea.

5.6 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws provisions thereof.

5.7 This Agreement will be binding on the parties' respective successors and assigns. It may not be assigned by either party without the other's written consent, which will not be unreasonably withheld, provided that: (a) the LENDER may assign any Loan, together with the provisions hereof as applicable to such Loan, to FMC or any SPE; and (b) TERI has sub-contracted and hereafter may continue to subcontract any administrative obligations necessary or convenient to TERI to perform its obligations hereunder to FMC or any subsidiary or affiliate of FMC.

5.8 Notice for any purpose hereunder may be given by any means requiring receipt signature, or by facsimile transmission confirmed by first class mail. In the case of TERI, notices should be sent to its President, and if by fax, to (617) 451-9425. In the case of the LENDER, notices should be sent to Robert Moriale, Charter One Bank, N.A., Student Lending Department, 833 Boradway, Albany, NY 12207. Either party may from time to time change the person, address or fax number for notice purposes by formal notice to the other party.

Section 6:        CHANGES TO PROGRAM GUIDELINES

The parties agree that the Program Guidelines will need to be updated and modified to respond to changed conditions from time to time. The parties intend to make such modifications in a manner that does not interfere with the ordinary advertising and origination cycle for education loans. Amendments necessary to meet state or federal regulatory requirements may be made at any time. With respect to all other changes, the parties shall exchange requests for modification of the Program Guidelines, including without limitation any requested changes to the provisions of the Program Guidelines concerning the Guaranty Fees, in the first part of the first calendar quarter of each year. Each party shall respond in writing to proposals from the other within 30 days, in writing, and both parties will attempt to resolve any differences within 30 days after receiving a response to a request. All modifications must be mutually acceptable. Any modifications approved by the parties and not requiring system adjustments by the LENDER's loan servicer shall take effect within thirty (30) days after approval. Modifications requiring system adjustments by the LENDER's loan servicer shall take effect as soon after approval as such servicer shall be able to adjust its systems to accept loans made on the modified terms. The parties shall use their best efforts to conclude all negotiations of proposed changes prior to May 1 of each year. The foregoing process shall not apply to modification of the Servicing Guidelines, which are subject to a modification process contained therein.

Section 7:        TERM AND TERMINATION

7.1 The initial term of this Agreement shall commence on May 15, 2002, and shall continue until May 1, 2003. Thereafter, this Agreement shall automatically renew for successive one-year terms unless either party provides written notice of non-renewal and termination not less that ninety (90) days prior to the end of the then-current term.

7.2 In the event that the parties are unable to agree on a proposed modification to the Program Guidelines as provided in Section 7, above, the party proposing the modification shall have the option of terminating this Agreement by providing written notice of termination to the other party. Such termination will be effective on the following May 1.

7.3 To the extent permitted by applicable law, if either party should become subject to bankruptcy, receivership, or other proceedings affecting the rights of its creditors generally, this Agreement will be deemed terminated thereupon immediately without the need of notice from the other party, and the party becoming subject to such proceedings will promptly notify the other party thereof.

7.4 Termination shall be prospective only and shall not affect the obligations of the parties hereto which were incurred prior to such termination or any of the warranties and indemnities contained herein or the provisions of Section 8 below (regarding confidentiality). Not less than thirty (30) days prior to the effective date of termination, TERI may by additional notice to the Lender terminate its obligation to assume the guaranty of all or any subset of otherwise qualifying Loans as to which a commitment to lend is made after the Lender's receipt of such additional notice. In the absence of such additional notice TERI will, subject to the terms and conditions of this Agreement, assume the guaranty of all Loans as to which a commitment to lend is made prior to the effective date of termination. In the event this Agreement terminates or expires and only one disbursement of a multi-disbursement loan has been made prior to that date, the other disbursement will also be guaranteed pursuant to the terms of this Agreement.

Section 8:        CONFIDENTIALITY; RESTRICTIONS ON USE OF INFORMATION

8.1 TERI and the LENDER each acknowledge that in the course of the operations contemplated by this Agreement, and in the course of communications relative to this Agreement, it has received and will receive information concerning the other's finances, business plans, business methods, and the like that is not generally known in the student loan industry ("Confidential Information"). Each party will respect and use all reasonable efforts to maintain the confidentiality of the other's Confidential Information unless and until such information becomes generally known through no fault of the receiving party. Without limiting the foregoing, TERI may disclose any of LENDER's Confidential Information to any entity to which TERI subcontracts its obligations under this Agreement pursuant to Section 5.7(b) hereof.

8.2 In accordance with the provisions of Title V of the Gramm-Leach-Bliley Act (the "GLB Act") and Federal Reserve Board Regulation P ("Regulation P"), TERI agrees to respect and protect the security and confidentiality of any "nonpublic personal information" (as defined in the GLB Act and Regulation P) relating to applicants for Loans and to Borrowers, including, where applicable, the restrictions on the re-use and disclosure of such information set forth in the GLB Act and Regulation P.

8.3 Without limiting the foregoing, TERI may retain as its own property and use for any lawful purpose any or all aggregated or de-identified data concerning Loan applicants and Borrowers, which does not include the name, address or social security number of the Loan applicants or Borrowers. TERI may sell, assign, transfer or disclose such information to third parties including, without limitation, FMC, who may also use such information for any lawful purpose.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, TERI and the LENDER have caused this instrument to be executed by their duly authorized officers under seal as of the day and year indicated above.

THE EDUCATION RESOURCES             CHARTER ONE BANK, N.A.
INSTITUTE, INC.

By: /Ann S. Coles/                  By: /Linda M. Rankey/
Print Name: Ann S. Coles            Print Name: Linda M. Rankey
Title: Acting President             Title: Production Manager

                                TABLE OF EXHIBITS





Exhibit A - Program Guidelines for CFS Direct to Consumer Loan Program


Schedule 3.3 - Guaranty Fee Amounts

                                    EXHIBIT A

           PROGRAM GUIDELINES FOR CFS DIRECT TO CONSUMER LOAN PROGRAM

                                      [**]

                                  SCHEDULE 3.3

                              GUARANTY FEE AMOUNTS

                                      [**]

              AMENDMENT TO GUARANTY AND LOAN ORIGINATION AGREEMENTS


This Amendment to Guaranty and Loan Origination Agreements (this "Amendment") is made and entered into as of May 15, 2002, by and among THE EDUCATION RESOURCES INSTITUTE, INC., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 330 Stuart Street, Suite 500, Boston, Massachusetts 02116 ("TERI"), and CHARTER ONE BANK, N.A., a national bank with its principal place of business at 1215 Superior Avenue, Cleveland, OH 44114, and a student loan department located at 833 Broadway, Albany, NY 12207 ("Lender").

                                   WITNESSETH

         WHEREAS TERI and Lender entered into Guaranty Agreements and Loan Origination Agreements for the CFS Direct to Consumer Loan Program (dated May 15, 2002); AMS TuitionPay Diploma Loan Program (dated May 15, 2002); Education Assistance Services Alternative Loan Program (dated May 15, 2002); NextStudent Alternative Loan Program (dated May 15, 2002); GMAC Alternative Loan Program (dated July 15, 2002); and CLC Alternative Loan Program (dated July 1, 2002) (collectively, the "Guaranty Agreements" and the "Loan Origination Agreements"); and

         WHEREAS the parties hereto desire to amend the Guaranty Agreements and the Loan Origination Agreements as set forth herein;

         NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

I. Guaranty Agreement Amendments. TERI and Lender hereby agree to amend each of the Guaranty Agreements as set forth below. Each amended section of the Guaranty Agreements is set forth below in its entirety, with deletions to each section marked with a strikethrough and additions to each section underlined twice:

                  A. Section 1.1 of each of the Guaranty Agreements is revised as follows:

         "1.1 "Agent" shall mean State Street Bank and Trust Company, its successors and assigns, in its capacity as Agent under the Deposit and Security Agreement among TERI, the LENDER, the Agent, and the First Marblehead Corporation ("FMC") of even date herewith (the "Deposit and Security Agreement")."

                  B. Section 1.10 of each of the Guaranty Agreements is revised as follows:

         "1.10 "Securitization Transaction" shall mean and refer to (a) a purchase of Loans guaranteed hereunder by a special purpose entity ("SPE") formed by FMC, which purchase is funded through the issuance of debt instruments or other securities by such entity, the repayment of which is supported by payments on the Loans or
(b) any other transaction whereby a Loan is transferred from the LENDER to FMC or one of its affiliates."

         C. The second paragraph of Section 2.2.d of each of the Guaranty Agreements is revised as follows:

         "Subsections 2.2.b. and 2.2.d. above notwithstanding, if a Loan submitted for guaranty was originated by TERI on behalf of the LENDER pursuant to a Loan Origination Agreement between the parties, (i) TERI will not deny the LENDER's guaranty claim on such Loan if the sole basis for denial is a violation of the Program Guidelines or a violation of Massachusetts or federal law committed by TERI in the origination process, and (ii) TERI will have no recourse against the LENDER in the event that TERI's actions or omissions in the origination process shall have given rise to a successful defense in favor of the Borrower in a suit on the Promissory Note."

         D. Section 2.4 of each of the Guaranty Agreements is revised as follows:

         TERI may deny the LENDER's Guaranty Claim on any Loan on the grounds of Due Diligence deficiencies. If TERI properly denies the LENDER's claim on any Loan on the grounds of Due Diligence deficiencies, the LENDER may thereafter require that TERI reinstate the guaranty of such Loan if (a) the LENDER corrects such deficiencies and receives four (4) consecutive full on-time monthly payments from the Borrower, according to any schedule permitted by the Program Guidelines, and if at the time of the LENDER's request the Borrower is within thirty (30) days of being current on all principal and interest payments on such Loan, or (b) the LENDER satisfies any other method of cure set forth in the Program Guidelines.

         E. Section 2.8 of each of the Guaranty Agreements is revised as follows:

         "2.8 TERI will indemnify the LENDER and hold it harmless from and against any loss, cost, damage or expense that the LENDER may suffer as a result of claims to the extent they arise out of TERI's actions or omissions relative to the LENDER's participation in the Program and do not arise out of the LENDER's actions or omissions. "Expense" includes, without limitation, the LENDER's reasonable attorney's fees. TERI will further indemnify the LENDER and hold it harmless from and against any claim brought against the LENDER by any Borrower based on actions or omissions of the LENDER that were mandated under the Program Guidelines."

         F. Section 3.1 of each of the Guaranty Agreements is revised as follows:

         "3.1 In originating, servicing, disbursing, and collecting Loans, the LENDER will comply, and cause its servicer and others acting on its behalf to comply, at all times with all Program Guidelines (including Due Diligence requirements) and all applicable requirements of federal and state laws and regulations."

         G. Section 3.2 of each of the Guaranty Agreements is revised as follows:

         "3.2 The LENDER will use Promissory Notes, Loan applications, disclosure statements, and other forms mutually agreeable to the parties. The forms of Promissory Notes, Loan applications and disclosure statement attached hereto as part of the Program Guidelines are agreed to be satisfactory to both parties. Without limiting the generality of Sections 3.1 and 4.1, the LENDER warrants the conformity of such instruments and any agreed successors thereto with all applicable legal requirements, other than those of federal and Massachusetts laws and regulations, and TERI warrants their conformity with Massachusetts and federal law laws. In addition, upon TERI's request, the LENDER will submit to TERI sample copies of promotional and marketing materials used in connection with the Program. No such delivery of materials shall constitute or be construed as a representation or warranty by TERI that such materials comply with applicable law or with the LENDER's obligations under this Agreement, and no such delivery shall excuse the LENDER's performance of any of its obligations under this Agreement."

         H. Section 3.3.b of each of the Guaranty Agreements, except for the Guaranty Agreement dated May 15, 2002, for the CFS Direct-to-Consumer Loan Program, is revised as follows:

         "b. At such times as are set forth in Schedule 3.3 attached hereto and incorporated herein by reference, such additional fees as are set forth in the fifth and sixth columns of Schedule 3.3 ("Subsequent Guaranty Fee"). If the terms of Schedule 3.3 call for any Guaranty Fees to be paid to TERI or to the Agent concurrent with the Securitization Transaction, LENDER shall pay the fees directly (and be reimbursed in the Securitization Transaction to the extent provided in the Note Purchase Agreement), or (ii) for the purchaser to pay the fees directly. In the event that a Guaranty claim is made with respect to a Loan before a Subsequent Guaranty Fee is scheduled to be paid by the LENDER for such Loan, the Subsequent Guaranty Fee shall become immediately due and payable. In the event that a loan is prepaid in full prior to the date that a Subsequent Guaranty Fee is scheduled to be paid by the LENDER for such Loan, the Subsequent Guaranty Fee shall nevertheless become due and payable at the time that would have applied if such prepayment had not occurred. For example, if a Subsequent Guaranty Fee is due at the time of a Securitization Transaction and a Loan is prepaid before it is eligible for Securitization, then the Subsequent Guaranty Fee with respect to such Loan shall become due at the first Securitization Transaction when such Loan would have been eligible for inclusion, had prepayment not occurred. In the event that FMC fails to purchase any loan under the Note Purchase Agreement, and the LENDER sells such loan to a third party, the Guaranty Fees due with respect to such loan at the time of a Securitization Transaction will instead be paid by the LENDER at the time the loan is sold to the third party."

         I. Section 3.3.c of each of the Guaranty Agreements is revised as follows:

         "c. Failure to remit any Guaranty Fee within thirty (30) days of the time set forth above will not affect the validity of the guaranty for any Loan for which the Guaranty Fee has already been paid in full, but, as a result, TERI will have the right, at its discretion to (i) void its obligation to guarantee or collect the Loan to which such Guaranty Fee relates or (ii) collect the amount of any such Guaranty Fee and to add interest at the rate of eighteen percent (18%) per annum from the disbursement date of the Loan to which such Guaranty Fee relates, plus any costs (including attorneys' fees and expenses) incurred by TERI in collecting or attempting to collect such Guaranty Fee from the LENDER."

         J. Section 3.4 of each of the Guaranty Agreements is revised as follows:

         "3.4 If TERI shall have purchased a Loan pursuant to Section 2.1 above, the LENDER will promptly repurchase such Loan upon request from TERI if (i) TERI succeeds, after purchasing, in obtaining from the Borrower three full consecutive on-time monthly payments, according to any schedule permitted by the Program Guidelines, provided that on the date of TERI's notice to repurchase, the Borrower is within thirty (30) days of being current on his or her payments on such Loan, and provided further that this repurchase obligation may be invoked by TERI only once as to any Loan (in which case, the Loan shall be considered "rehabilitated"); or (ii) , if TERI should determine that the Loan does not meet the conditions set forth in subsections b., c. and d. of Section
2.2 above. With respect to the repurchase of any Guaranteed Loan pursuant to this Section 3.4, the repurchase price shall be equal to (1) the remaining unpaid principal balance of such Loan, plus (2) any accrued and unpaid interest thereon."

         K. (1) Section 3.5 of each of the Guaranty Agreements is revised as follows:

         "3.5 To the extent permitted by applicable law, the LENDER will (i) deliver to TERI such reports, documents, and other information concerning the Loans as TERI may reasonably require, and (ii) permit independent auditors, authorized representatives of TERI and governmental agencies, if any, having regulatory authority over TERI, to have access to the operational and financial records and procedures directly applicable to Loans and to the LENDER's participation in the Program. LENDER will cause its loan servicer to deliver to TERI such reports, documents, and other detailed information concerning each Loan as TERI may reasonably require. LENDER shall provide a monthly report containing the information set forth on Exhibit B hereto at LENDER's actual cost, if any. Any other reporting or information shall be provided upon TERI's agreement to reimburse LENDER for its incremental cost of such report."

         (2) Exhibit B is added to each of the Guaranty Agreements in the form of Exhibit B attached hereto.

         L. Section 3.6 of each of the Guaranty Agreements is revised as follows:

         "3.6 If the LENDER should violate any term of this Agreement, it will be liable to TERI for all loss, cost, damage or expense sustained by TERI as a result. The LENDER will indemnify TERI and hold it harmless from and against all loss, cost, damage or expense that TERI may suffer as a result of claims to the extent they arise out of the LENDER's actions or omissions relative to the LENDER's participation in the Program unless such actions or omissions are specifically required by this Agreement, and do not arise out of TERI's actions or omissions. The LENDER will similarly indemnify TERI with respect to any defenses arising from the LENDER's violation of or failure to comply with any law, regulation or order, or any term of this Agreement, that may be raised by a Borrower to any suit upon a Promissory Note. "Expense" includes, without limitation, TERI's reasonable attorney's fees."

         M. Section 5.7 of each of the Guaranty Agreements is revised as follows:

         "5.7 This Agreement will be binding on the parties' respective successors and assigns. Except as otherwise set forth in this Section 5.7, this Agreement may not be assigned by either party without the other's written consent.

         a. The LENDER may, without TERI's consent, assign any Loan, together with the provisions hereof as applicable to such Loan, to another entity participating in the Program, or to an SPE formed by the LENDER, in each case upon written notice to TERI.

         b. TERI specifically acknowledges that FMC or an SPE sponsored by FMC is expected to purchase some or all of the Loans, and this Agreement shall inure to the benefit of FMC or any such SPE upon such purchase. No notice of such purchase or consent to the assignment of the LENDER's rights under this Agreement in connection with a purchase of some or all of the Loans by FMC or any SPE sponsored by FMC shall be necessary.

         c. In assigning any Loan and its rights under this Agreement relating to such Loan in accordance with Section 5.7(a), (i) the LENDER's written notice to TERI must be made within thirty (30) days after said assignment and must identify each Loan to which such assignment relates, and (ii) TERI will fully cooperate with any Securitization Transaction or other sale of a portfolio of Loans, provided it is given thirty (30) days advance written notice of the date that information or documents are required of it and provided that its reasonable legal fees and other expenses incurred in connection with such transaction are reimbursed by the seller of such Loans.

         d. Except for any assignment hereunder to FMC or any SPE sponsored by FMC in connection with a purchase of Loans as described in subsection b., above, no assignment of Loans or the LENDER's rights hereunder without TERI's express written consent shall release the LENDER from any liability to TERI under this Agreement arising out of the LENDER's ownership of such Loans (whether arising prior to, as a result of or after the sale of such Loans by the LENDER) including, without limitation, the LENDER's obligation to pay any unpaid Guaranty Fees and to repurchase Loans pursuant to Section 3.4.

         e. The Lender acknowledges that TERI has outsourced or subcontracted some or all of its administrative functions, including but not limited to the processing of guarantee claims, to First Marblehead Education Resources, Inc. In addition, the Lender acknowledges that TERI has subcontracted and may hereafter subcontract any administrative obligations necessary or convenient to TERI to perform its obligations hereunder, and that such subcontracts do not and shall not require the consent of the LENDER. Such outsourcing or subcontracting shall not relieve TERI of its obligations under this Agreement."

         N. Section 6 of the Guaranty Agreements is revised as follows:

         "The parties agree that the Program Guidelines will need to be updated and modified from time to time to respond to changed conditions. The parties intend to make such modifications in a manner that does not interfere with the ordinary advertising and origination cycle for education loans. Amendments necessary to meet state or federal regulatory requirements may be made at any time. With respect to all other changes, the parties shall exchange requests for modification of the Program Guidelines, including without limitation any requested changes to the provisions of the Program Guidelines concerning the Guaranty Fees, in the first part of the first calendar quarter of each year. Each party shall respond in writing to proposals from the other within thirty
(30) days, and both parties will attempt to resolve any differences within thirty (30) days after receiving a response to a request. All modifications must be mutually acceptable. Any modifications approved by the parties and not requiring system adjustments by the LENDER's loan servicer shall take effect within thirty (30) days after approval. Modifications requiring system adjustments by the LENDER's loan servicer shall take effect as soon after approval as such servicer shall be able to adjust its systems to accept loans made on the modified terms, and the LENDER agrees to take such actions as are reasonably necessary to ensure that such servicer adjusts its systems as promptly as practicable. The parties shall use their best efforts to conclude all negotiations of proposed changes prior to May 1 of each year. The foregoing process shall not apply to modification of the Servicing Guidelines, which are subject to the modification process contained therein."

         O. Section 7.2 of each of the Guaranty Agreements is revised as follows:

         "7.2 In the event that the parties are unable to agree on a proposed modification to the Program Guidelines as provided in Section 6.1, above, the party proposing the modification shall have the option of terminating this Agreement effective immediately upon written notice of termination to the other party, provided that the party desiring to exercise this option to terminate does so within thirty
(30) days of the end of the thirty (30) day period provided in Section 6.1 for the resolution of any differences."

II. Loan Origination Agreement Amendments. TERI and Lender hereby agree to amend each of the Loan Origination Agreements as set forth below. Each amended section of the Loan Origination Agreements is set forth below in its entirety, with deletions to each section marked with a strikethrough and additions to each section underlined twice:

         A. The last paragraph of Section 4 of each of the Loan Origination Agreements is revised to read:

         "All billed fees will be paid within thirty (30) days of the Lender's receipt of TERI's invoice, except fees subject to good faith dispute. Any nondisputed amounts unpaid after sixty (60) days will be subject to a late fee of 1.5% per month until paid in full. TERI's invoice will state the number of applications received, approved, and processed during the month covered by the invoice."

         B. Section 11.b of each of the Loan Origination Agreements is revised to read:

         "b. If either party is in breach hereof, the other may terminate this Agreement upon written notice, unless the breach is cured within (i) ten (10) business days after written notice in the case of failure to pay monies due, and
(ii) thirty days in the case of all other breaches. If the breach is governed by
Section 10 above ("Force Majeure"), the 30-day cure period will be extended day-for-day by the number of days, not to exceed 60, that the party is prevented from performing by circumstances beyond its reasonable control."

         C. Section 11.d of each of the Loan Origination Agreements is revised to read:


         "d. Upon termination of this Agreement, all books and records in TERI's possession relating to Loan origination and history under this Agreement will promptly be turned over to the Lender, provided that TERI may keep copies as it deems advisable for archival purpose or as required by applicable law. The foregoing provision shall not affect TERI's right to retain and use loan data in its capacity as guarantor under the Guaranty Agreement."

III. Effectiveness. For each Guaranty Agreement and Loan Origination Agreement listed in the first recital above, this Amendment shall take effect as of the date of the original Agreements, as listed in the first recital above. Except as expressly amended herein, each of the Guaranty Agreements and Loan Origination Agreements remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

THE EDUCATION RESOURCES INSTITUTE, INC.

By:   /Lawrence W. O'Toole/


CHARTER ONE BANK, N.A.

By:   /Linda M. Rankey/

                                    EXHIBIT B

                           SERVICER DATA REQUIREMENTS

                                      [**]

                                    AMENDMENT
                                       to
                               PROGRAM AGREEMENTS

                             Charter One Bank, N.A.
                         (CFS Alternative Loan Program)

This Amendment is entered into as of the 1st day of May, 2003 by and among Charter One Bank, N.A., a national bank organized under the laws of the United States and having a principal office located at 1215 Superior Avenue, Cleveland, OH 44114, and a student loan department located at 833 Broadway, Albany, NY 12207 (the "Lender"), The First Marblehead Corporation, a Delaware corporation having a principal place of business at 30 Little Harbor, Marblehead, Massachusetts ("FMC"), and The Education Resources Institute, Inc., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 31 St. James Avenue, 6th Floor, Boston, Massachusetts 02116 ("TERI") with regard to the Guaranty Agreement between Lender and TERI dated May 15, 2002 (the " Guaranty Agreement"), the Loan Origination Agreement between the same parties dated May 15, 2002 (the "Loan Origination Agreement") and the Note Purchase Agreement between Lender and FMC dated May 15, 2002. Capitalized terms used herein without definition have the meaning set forth in the Guaranty Agreement.

WHEREAS the parties entered into a Deposit and Security Agreement, Guaranty Agreement, Loan Origination Agreement, Note Purchase Agreement, and Marketing Agreement, all as heretofore amended, and including all Exhibits and Schedules thereto, on May 15, 2002 (collectively, the "Program Agreements"); and

WHEREAS, pursuant to the terms of the Guaranty Agreement, TERI provides guaranties of education loans made by the Lender; and

WHEREAS, TERI and Lender desire to adopt new program terms and to improve the customer service and pricing that they offer to borrowers; and

WHEREAS, such improvements include offering risk-based pricing to borrowers;

WHEREAS, as a loan guarantor, TERI has established a program of risk-based pricing based on tiered guaranty fees and/or tiered interest rates ("Risk-Based Pricing"), which pricing is set forth on Exhibit A, that it believes correspond with the actual risk of lending to borrowers with lesser creditworthiness;

WHEREAS, Lender desires to make use of the TERI Risk-Based Pricing system in order to increase overall approval rates and increase its business; and

WHEREAS, Lender is free to set its prices to consumers at any level it desires, free from constraint by TERI, so long as Lender pays TERI the guaranty fees required under the Guaranty Agreement and the Program Guidelines incorporated therein; and

WHEREAS, in an effort to offer a more diverse education loan program, the parties wish to amend and expand the Program to include loans disbursed through school channels.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. Pricing. TERI and the Lender hereby amend and restate Schedule 3.3 to the Guaranty Agreement by adopting the Schedule 3.3 attached hereto. TERI bases Risk Based Pricing upon the projected net cost of defaults, which TERI believes provides business justification for the pricing levels set forth in the risk-based pricing it has offered to Lender. Any representation or warranty of compliance with federal or state law made by TERI in the Guaranty Agreement or the Loan Origination Agreement that may relate to Risk Based Pricing does not extend beyond the pricing actually included in the Program Guidelines and in
Schedule 3.3 attached hereto.

2. Program Guidelines. TERI and the Lender hereby amend and restate the Program Guidelines by adopting the Program Guidelines attached hereto as Exhibit A. Promissory notes and the Truth-in-Lending Disclosure for program year 2003-04 for the CFS Alternative Loan Program shall be agreed to by the parties in separate writings (which may take the form of e-mail correspondence).

3. Purchase Price. The Lender and FMC hereby amend and restate Section 2.04 of the Note Purchase Agreement to read in its entirety as set forth on Exhibit B attached hereto.

4. Definitions in the Note Purchase Agreement. In the Note Purchase Agreement,

         (a) The Lender and FMC hereby amend and restate the definition of "Seasoned Loan" to read in its entirety as set forth on Exhibit C attached hereto.

         (b) The following definitions are added to Section I:

                  (i) "School Channel" loans are those CFS Conforming Loans for which school certification is obtained, as set forth in the Program Guidelines. "School Channel" loans are identified in Schedule 3.3 of the Guaranty Agreement under the heading "Charter One School Channel Collegiate Funding Services Referral Loan Products."

                  (ii) "Direct to Consumer" loans are those CFS Conforming Loans for which proof of enrollment, but no school certification, is obtained, as set forth in the Program Guidelines. "Direct to Consumer" loans are identified in
Schedule 3.3 of the Guaranty Agreement under the heading "Charter One Direct to Consumer Collegiate Funding Services Referral Loan Products."

5. Program Name. In each of the Program Agreements, the "CFS Direct to Consumer Loan Program" is hereby renamed the "CFS Alternative Loan Program".

6. Transition. This Amendment shall be effective for each Program loan for which applications are received on or after a date set by TERI by notice delivered to Lender as soon as reasonably possible.

6. Full Force and Effect. As amended herein, the Guaranty Agreement, Loan Origination Agreement, and Note Purchase Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES                     CHARTER ONE BANK, N.A.
INSTITUTE, INC.


By:  /Lawrence W. O'Toole/                  By:  /Linda M. Rankey/
Name:                                            Name:    Linda M. Rankey
Title:                                           Title:   Production Manager


THE FIRST MARBLEHEAD CORPORATION


By:      /Ralph James/
Name:    Ralph James
Title:   President

      SCHEDULE 3.3 TO GUARANTY AGREEMENT BETWEEN TERI AND CHARTER ONE BANK

                                      [**]

                                    EXHIBIT A

                          CFS ALTERNATIVE LOAN PROGRAM
                               PROGRAM GUIDELINES




                                    UPDATED:
                                  APRIL 3, 2002
                                     REV 1.0











                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                Table of Contents

Program Overview

       1. Schedule 3.3
       2. TERI Underwriting Guidelines
       3. PHEAA Servicing Guidelines
       4. Program Borrower Documents
                A. Promissory Notes
                B. Truth in Lending Disclosure

                                      [**]

                                    EXHIBIT B

                           2.04 Minimum Purchase Price

                                      [**]

                                    EXHIBIT C

                                      [**]

                                    EXHIBIT D

                    Amendment to Referral Marketing Agreement

                                      [**]

              AMENDMENT TO GUARANTY AND LOAN ORIGINATION AGREEMENTS


This Amendment to Guaranty and Loan Origination Agreements (this "Amendment") is made and entered into as of January 1, 2004, by and between THE EDUCATION RESOURCES INSTITUTE, INC., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 31 St. James Avenue, 6th Floor, Boston, Massachusetts 02116 ("TERI"), and CHARTER ONE BANK, N.A., a national bank with its principal place of business at 1215 Superior Avenue, Cleveland, OH 44114, and a student loan department located at 833 Broadway, Albany, NY 12207 ("Lender").

                                   WITNESSETH

         WHEREAS TERI and Lender entered into Guaranty Agreements and Loan Origination Agreements identified on Exhibits A and B hereto (respectively, the "Guaranty Agreements" and the "Loan Origination Agreements"); and

         WHEREAS the parties hereto desire to amend the Guaranty Agreements and the Loan Origination Agreements as set forth herein;

         NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

I. Guaranty Agreement Amendments. TERI and Lender hereby agree to amend and restate certain sections of each of the Guaranty Agreements as set forth below.

         A. The definition of "Guaranty Event" in each of the Guaranty Agreements is revised as follows:

         "1.5 'Guaranty Event' shall mean any of the following events with respect to a Loan:

                  a. failure of a Borrower to make monthly principal and/or interest payments on a Loan when due, provided such failure persists for a period of one hundred eighty (180) consecutive days,

                  b. the filing of a petition in bankruptcy with respect to a Borrower, or

                  c.       the death of a Borrower.

                  For Loans on which the Borrower is two or more persons, none of the above, with the exception of paragraph b., shall be a Guaranty Event unless one or more such events shall have occurred with respect to all such persons. The foregoing notwithstanding, if a Borrower files a petition in bankruptcy pursuant to Chapter 7 of the U.S. Bankruptcy Code and does not seek a discharge of the affected Loan(s) under 11 U.S.C. ss.523(a)(8)(B) of the U.S. Bankruptcy Code, the LENDER at TERI's request will withdraw its guaranty claim unless or until one of the other Guaranty Events shall have occurred with respect thereto."

         B. The following provision is hereby added to Section 3.3 of each of the Guaranty Agreements, as follows:

                  "In the event FMC has no further right or obligation under the Note Purchase Agreement to purchase a Loan in a Securitization Transaction, the LENDER shall pay all Subsequent Guaranty Fees that are due to be paid at the time of securitization as set forth in Schedule 3.3. Such fees shall be payable (A) with respect to any Loan already funded, within thirty (30) days after presentation of an invoice by TERI to the Lender, and
                  (B) with respect to Loans funded after the date of such invoice, at the time of disbursement."

         C. Section 8 of each of the Guaranty Agreements is hereby amended and restated to read in its entirety as follows:

         "Section 8:  CONFIDENTIALITY; RESTRICTIONS ON USE OF INFORMATION

         8.1 During the course of negotiating this Agreement and hereafter during the pendency of this Agreement, the parties from time to time may have revealed or may hereafter reveal to each other certain information concerning their respective business plans, business methods, financial data and projections, and/or information that is not generally known in the student loan industry, including, without limitation, the terms and conditions of this Agreement. All the foregoing is referred to herein as "Confidential Information." In TERI's case, its Confidential Information also includes, but is not limited to, information concerning the operation of its telephone and on-line loan applications procedures, and its online credit scoring system. Each party will use reasonable efforts to preserve the confidentiality of Confidential Information contained herein or disclosed to it by the other party, such efforts to be not less vigilant than those that such party uses to protect its own proprietary information. The foregoing is subject to the following qualifications:

                  a. No party will be so bound with respect to information that is or becomes public knowledge in the student loan industry

                           (but if it does so through any fault of such party that fault will be considered a material breach of this Agreement);

                  b. No party will be so bound with respect to information that is now or hereafter comes into its possession by its own documented independent efforts or from a third party who, so far as the recipient party has reason to believe, is under no comparable restriction with respect to such information;

                  c. Either party may disclose Confidential Information to its attorneys, auditors, agents, and consultants who are bound to maintain the confidentiality of such information;

                  d. Either party may disclose Confidential Information in the context of any regulatory review of its operations or as compelled by law, regulation, or court order, provided that in the context of a court order the party required to disclose will (i) give the other party prompt written notice upon learning of the requirement so that the other party may take appropriate action to prevent or limit the disclosure, (ii) consult with the other party and use all reasonable efforts to agree on the nature, form, timing and content of the disclosure, (iii) except as otherwise agreed under (ii), disclose no more than its counsel advises is legally required, and (iv) inform the Court and all counsel concerned that such information is and should be treated as confidential information of the other party; and

                  e. Information concerning Loans and Borrowers that comes into TERI's possession shall not be considered Confidential Information of the Lender.

                  f. Without limiting the foregoing, TERI may disclose any of the LENDER's Confidential Information to any entity to which TERI subcontracts its obligations under this Agreement pursuant to Section 5.7(e) hereof.

         8.2 In accordance with the provisions of Title V of the Gramm-Leach-Bliley Act (the "GLB Act") and Federal Reserve Board Regulation P ("Regulation P"), TERI agrees, as a financial institution subject to Regulation P, to respect and protect the security and confidentiality of any "nonpublic personal information" (as defined in the GLB Act and Regulation P) relating to applicants for Loans and to Borrowers, including, where applicable, the restrictions on the re-use and disclosure of such information set forth in the GLB Act and Regulation P.

         8.3 Without limiting the foregoing, TERI may retain as its own property and use for any lawful purpose any or all data concerning Loan applicants and Borrowers that does not include names, addresses or social security numbers. TERI may sell, assign, transfer or disclose aggregated or de-indentified data concerning Loan applicants and Borrowers that does not include names, addresses, social security numbers, account numbers, or any other identifying information to third parties including, without limitation, FMC, who may also use such information for any lawful purpose.

         8.4 The parties acknowledge that a breach of any of the terms of this Section 8 would cause irreparable harm to the non-breaching party for which it could not be adequately compensated by monetary damages. Accordingly, both parties agree that, in addition to all other remedies available to the non-breaching party in an action at law, in the event of any breach or threatened breach by either party of the terms of this Section 8, the non-breaching party shall, without the necessity of proving actual damages or posting any bond or other security, be entitled to temporary and permanent injunctive relief, including, but not limited to, specific performance of the terms of this Section 8."

II. Loan Origination Agreement Amendments. TERI and Lender hereby agree to amend and restate certain sections of each of the Loan Origination Agreements as set forth below.

         A. Section 7 of each of the Loan Origination Agreements is hereby amended to read as follows:

              "Section 7:           WARRANTIES AND REPRESENTATIONS

                  a. TERI and the Lender each represents and warrants to the other that it has full power and authority to enter into, deliver and perform this Agreement.

                  b. TERI and the Lender each represents and warrants to the other that it will at all times comply with the Truth-in-Lending Act, the Equal Credit Opportunity Act and similar consumer protection statutes adopted by the Federal Government and all other applicable jurisdictions and duly adopted regulations pertaining to each party. The foregoing notwithstanding, TERI will comply with all federal, state and local laws, rules and regulations applicable to the origination, disbursement, and maintenance of records concerning Loans subject to this Agreement, it being understood and agreed that such state and local laws, rules, and regulations shall, with respect to TERI, only include (1) the laws of the Commonwealth of Massachusetts, (2) the laws of any other state that duplicate federal requirements, and (3) those state and local laws, rules, and regulations of which LENDER specifically informs TERI in writing and with which TERI specifically agrees in writing to comply (collectively, "Applicable Laws").

                  c. Without limiting the generality of the foregoing, TERI represents and warrants that:

                           (1) the origination of each Loan and any accompanying notices and disclosures conform to all Applicable Laws;

                           (2) the origination of each Loan was conducted in accordance with the Program Guidelines, including, without limitation, the requirements therein that (A) no loan be originated for a dead borrower or a borrower involved in a bankruptcy proceeding; (B) at least one borrower for each loan must be a United States citizen/national or a permanent resident alien of the United States, and (C) the borrower must have attained the age of majority at the time of the loan application;

                           (3) following procedures, policies, and underwriting criteria set forth in the Program Guidelines, TERI will obtain for each Loan a promissory note duly and properly executed by each borrower, any student maker named therein, and any cosigner thereunder;

                           (4) the promissory notes TERI uses in the performance of its obligations hereunder will conform to the promissory note forms included in the Program Guidelines and shall require interest accrual (whether or not such interest will be paid beginning shortly after disbursement of the loan or shall instead be capitalized) and provide or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of the loan by its maturity, as such maturity may be modified in accordance with any applicable deferral forbearance periods granted in accordance with applicable law and the Program Guidelines;

                           (5) each Loan will be originated by TERI in the United States in the ordinary course of its business;

                           (6) each Loan will be made to an eligible borrower under the Program Guidelines with legal capacity to execute and deliver the promissory note under Applicable Laws;

                           (7) each promissory note documenting a Loan will contain consumer loan terms and involve guaranty fees payable to TERI in strict conformity with the Program Guidelines;

                           (8) no application for a Loan shall be rejected, approved, or discouraged by TERI on the basis of race, sex, color, religion, national origin, age (other than laws limiting the capacity to enter a binding contract) or marital status, the fact that all or a part of the borrower's or co-signer's income derives from any public assistance program, or the fact that the borrower or any co-signer has, in good faith, exercised any right under the Consumer Credit Protection Act; and

                           (9) TERI will commit no fraud, error, omission, misrepresentation, or similar occurrence with respect to any Loan originated hereunder and TERI's guaranty obligation under the Guaranty Agreement shall not be terminated or otherwise affected or impaired with respect to any Loan (A) by the LENDER's granting an extension of time to the Borrower to make scheduled payments, or by any other indulgence the LENDER may grant to the Borrower, provided that all extensions and other indulgences meet the forbearance standards and other requirements of the Program Guidelines, (B) because of any fraud in the execution of the promissory note relating to such Loan, (C) because of any illegal or improper acts of the Borrower, or (D) because the Borrower may be relieved of liability for such Loan due to lack of contractual capacity or any other statutory exemption."


III. Effectiveness. This Amendment shall take effect as of the date first listed above. Except as expressly amended herein, each of the Guaranty Agreements and Loan Origination Agreements remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

THE EDUCATION RESOURCES INSTITUTE, INC.

By:    /Lawrence W. O'Tooole/


CHARTER ONE BANK, N.A.

By:    /Linda M. Rankey-Froggett/

                                    EXHIBIT A

                               Guaranty Agreements

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(Collegiate Funding Services, LLC)

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002, May 1, 2003,
October 1, 2003, and November 17, 2003
(Academic Management Services, Inc.)

------------------------------------------
May 15, 2002, as amended May 1, 2003
(Pinnacle Peak Solutions, Inc., d/b/a
NextStudent)

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(EAS Group, LLC)

------------------------------------------
July 1, 2002, as amended May 1, 2003
(College Loan Corporation)

------------------------------------------
September 20, 2002, as amended May 1,
2003 (Southwest Student Services
Corporation)

------------------------------------------
December 4, 2002, as amended May 1,
2003 and November 17, 2003 (Comerica
Bank)

------------------------------------------
March 17, 2003, as amended May 1, 2003
(PNC Bank)

------------------------------------------
May 1, 2003
(Student Assistance Foundation of
Montana)

------------------------------------------
May 15, 2003
(Navy Federal Credit Union)

------------------------------------------
May 15, 2003, as amended in an
amendment dated May 15, 2003
(Washington Mutual Bank, F.A.)

------------------------------------------

------------------------------------------
May 15, 2003
(Education Services Foundation)

------------------------------------------
June 30, 2003, as amended September
30, 2003 and November 17, 2003
(effective September 30, 2003)
(Student Loan Corporation)

------------------------------------------
July 15, 2003
(Brazos Higher Education Service
Corporation)

------------------------------------------
September 15, 2003
(Higher Education Servicing
Corporation)

------------------------------------------
September 20, 2003
(Marshall & Ilsley Bank)

------------------------------------------
October 31, 2003
(Pennsylvania Higher Education
Assistance Agency)

------------------------------------------
November 17, 2003
(Illinois Designated Account
Purchasing Program)

------------------------------------------
December 1, 2003
(Creditron Financial Services, Inc.)

------------------------------------------
December 29, 2003
(AAA Southern New England Bank)

------------------------------------------

                                    EXHIBIT B
                           Loan Origination Agreements


------------------------------------------

May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(Collegiate Funding Services, LLC)

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(Academic Management Services, Inc.)

------------------------------------------
May 15, 2002, as amended May 1, 2003
(Pinnacle Peak Solutions, Inc., d/b/a
NextStudent)

------------------------------------------
May 15, 2002, as amended May 15, 2002
(EAS Group, LLC)

------------------------------------------
July 1, 2002, as amended in an
amendment effective July 1, 2002
(College Loan Corporation)

------------------------------------------
September 20, 2002
(Southwest Student Services Corporation)

------------------------------------------
 December 4, 2002
(Comerica Bank)

------------------------------------------
 March 17, 2003
(PNC Bank)

------------------------------------------
 May 1, 2003
(Student Assistance Foundation of
Montana)

------------------------------------------
 May 15, 2003
(Navy Federal Credit Union)

------------------------------------------
 May 15, 2003
(Washington Mutual Bank, F.A.)

------------------------------------------
 May 15, 2003
(Education Services Foundation)

------------------------------------------
June 30, 2003, as amended September
30, 2003

------------------------------------------

------------------------------------------
(Student Loan Corporation)

------------------------------------------
 July 15, 2003
(Brazos Higher Education Service
Corporation)

------------------------------------------
September 15, 2003
(Higher Education Servicing
Corporation)

------------------------------------------
September 20, 2003
(Marshall & Ilsley Bank)

------------------------------------------
October 31, 2003
(Pennsylvania Higher Education
Assistance Agency)

------------------------------------------
 November 17, 2003
(Illinois Designated Account
Purchasing Program)

------------------------------------------
December 1, 2003
(Creditron Financial Services, Inc.)

------------------------------------------
December 29, 2003
(AAA Southern New England Bank)

------------------------------------------

                                 FIFTH AMENDMENT
                                       to
                               PROGRAM AGREEMENTS
                             Charter One Bank, N.A.
                         (CFS Alternative Loan Program)

This Amendment is entered into as of the 1st day of March, 2004 by and among Charter One Bank, N.A., a national bank organized under the laws of the United States and having a principal office located at 1215 Superior Avenue, Cleveland, OH 44114, and a student loan department located at 833 Broadway, Albany, NY 12207 (the "Lender") and The Education Resources Institute, Inc., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 31 St. James Avenue, 6th Floor, Boston, Massachusetts 02116 ("TERI") with regard to the Guaranty Agreement between Lender and TERI dated May 15, 2002 (the " Guaranty Agreement"). Capitalized terms used herein without definition have the meaning set forth in the Guaranty Agreement.

WHEREAS, documents for the Program have been previously amended in an Amendment to the Note Purchase Agreement dated May 15, 2002; an Amendment to the Referral Marketing Agreement dated December 6, 2002; a Second Amendment to the Note Purchase Agreement dated December 6, 2002; and an Amendment to Program Agreements dated May 1, 2003, for program year 2003-04; and

WHEREAS, TERI and Lender desire to adopt new program terms for the 2004-2005 program year for the CFS Alternative Loan Program;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. Pricing. TERI and the Lender hereby amend and restate Schedule 3.3 to the Guaranty Agreement by adopting the Schedule 3.3 attached hereto.

2. Program Guidelines. TERI and the Lender hereby amend and restate the Program Guidelines by adopting the Program Guidelines attached hereto as Exhibit A.

3. Transition. This Amendment shall be effective for each Program loan for which applications are received on or after a date set by TERI by notice delivered to Lender as soon as reasonably possible.

4. Full Force and Effect. As amended herein, the Guaranty Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES                     CHARTER ONE BANK, N.A.
INSTITUTE, INC.


By:    /Lawrence W. O'Toole/                By:    /Linda M. Rankey-Froggett/
Name:                                       Name:  Linda M. Rankey-Froggett
Title: President                            Title: Production Manager

      SCHEDULE 3.3 TO GUARANTY AGREEMENT BETWEEN TERI AND CHARTER ONE BANK

                                      [**]

                                    EXHIBIT A

                          CFS ALTERNATIVE LOAN PROGRAM
                               PROGRAM GUIDELINES




                                    UPDATED:
                                FEBRUARY 10, 2004
                         EFFECTIVE: PROGRAM YEAR 2004-5











                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                Table of Contents

Program Overview

       1. Schedule 3.3
       2. TERI Underwriting Guidelines
       3. PHEAA Servicing Guidelines
       4. Program Borrower Documents
                A. Promissory Notes
                B. Truth in Lending Disclosure


                                      [**]

              AMENDMENT TO GUARANTY AND LOAN ORIGINATION AGREEMENTS


This Amendment to Guaranty and Loan Origination Agreements (this "Amendment") is made and entered into as of, and shall be effective as of, March 1, 2004, by and between THE EDUCATION RESOURCES INSTITUTE, INC., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 31 St. James Avenue, 6th Floor, Boston, Massachusetts 02116 ("TERI"), and CHARTER ONE BANK, N.A., a national bank with its principal place of business at 1215 Superior Avenue, Cleveland, OH 44114, and a student loan department located at 833 Broadway, Albany, NY 12207 ("Lender").

                                   WITNESSETH

         WHEREAS TERI and Lender entered into Guaranty Agreements and Loan Origination Agreements identified on Exhibits A and B hereto (respectively, the "Guaranty Agreements" and the "Loan Origination Agreements"); and

         WHEREAS the parties hereto desire to amend the Guaranty Agreements and the Loan Origination Agreements to replace references to and associated with (a) Deposit and Security Agreements among Lender, FMC, The Education Resources Institute, Inc. ("TERI"), and U.S. Bank National Association ("U.S. Bank"), and
(b) Control Agreements and Security Agreements entered into prior to the date hereof, to references to and associated with a Security Agreement of even date herewith between Lender and TERI ("Security Agreement") and a Control Agreement of even date herewith among Lender, U.S. Bank, and FMC ("Control Agreement");;

         NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

1. Guaranty Agreement Amendments. TERI and Lender hereby amend each of the Guaranty Agreements as follows:

         a. Each definition of "Agent" is deleted and references to the term "Agent" are replaced with references to "Custodian";

         b.       Each definition of "Borrower" is renumbered as Section 1.1;

         c. A defined term "Custodian" is hereby added (or, if applicable, revised) as Section 1.2 to read as follows: "`Custodian' shall mean U.S. Bank National Association, its successors and assigns, in its capacity as Depository Institution under the Security Agreement dated March 1, 2004, and as Bank under the Control Agreement dated March 1, 2004 (together, "Security Documents"), or a successor custodian appointed in accordance with the Security Documents;"

         d. A defined term "Security Documents" is added (or, as applicable, revised) as Section 1.12 to read as follows:
                  "`Security Documents' shall have the meaning assigned in
                  Section 1.2;"

         e. In Section 3.3(b)(i) the words "to TERI or to the Agent" are, as applicable, deleted so that Section 3.3(b)(i) of each Guaranty Agreement reads in its entirety as follows: "If the terms of Schedule 3.3 call for any Guaranty Fees to be paid concurrent with the Securitization Transaction, the LENDER shall pay such fees directly (and be reimbursed in the Securitization Transaction to the extent provided in the Note Purchase Agreement)."

         f. Each and every reference to the "Deposit and Security Agreement" is replaced with a reference to the "Security Documents."

II. Loan Origination Agreement Amendments. TERI and Lender hereby amend each of the Loan Origination Agreements by replacing each reference to the "Deposit and Security Agreement" with a reference to the "Security Agreement."

III. Full Force and Effect. Except as expressly amended herein, each of the Guaranty Agreements and Loan Origination Agreements remains in full force and effect, each according to its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

THE EDUCATION RESOURCES INSTITUTE, INC.

By:      /Lawrence W. O'Toole/


CHARTER ONE BANK, N.A.

By:      /Linda M. Rankey-Froggett/

EXHIBIT A

                               GUARANTY AGREEMENTS


------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(Collegiate Funding Services, LLC)

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002, May 1, 2003,
October 1, 2003, and November 17, 2003
(Academic Management Services, Inc.)

------------------------------------------
May 15, 2002, as amended May 1, 2003
(Pinnacle Peak Solutions, Inc., d/b/a
NextStudent)

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(EAS Group, LLC)

------------------------------------------
July 1, 2002, as amended May 1, 2003
(College Loan Corporation)

------------------------------------------
September 20, 2002, as amended May 1,
2003
(Southwest Student Services Corporation)

------------------------------------------
December 4, 2002, as amended May 1,
2003 and November 17, 2003
(Comerica Bank)

------------------------------------------
March 17, 2003, as amended May 1, 2003
(PNC Bank)

------------------------------------------
May 1, 2003
(Student Assistance Foundation of
Montana)

------------------------------------------
May 15, 2003
(Navy Federal Credit Union)

------------------------------------------
May 15, 2003, as amended in an
amendment dated May 15, 2003
(Washington Mutual Bank, F.A.)

------------------------------------------
 May 15, 2003
------------------------------------------

------------------------------------------
(Education Services Foundation)

------------------------------------------
June 30, 2003, as amended September
30, 2003 and November 17, 2003
(effective September 30, 2003)
(Student Loan Corporation)

------------------------------------------
July 15, 2003
(Brazos Higher Education Service
Corporation)

------------------------------------------
September 15, 2003
(Higher Education Servicing Corporation)

------------------------------------------
September 20, 2003
(Marshall & Ilsley Bank)

------------------------------------------
October 31, 2003
(Pennsylvania Higher Education
Assistance Agency)

------------------------------------------
November 17, 2003
(Illinois Designated Account
Purchasing Program)

------------------------------------------
December 1, 2003
(Creditron Financial Services, Inc.)

------------------------------------------
December 29, 2003
(AAA Southern New England Bank)

------------------------------------------
February 17, 2004
(Next Student Consolidation)

------------------------------------------

EXHIBIT B

                           LOAN ORIGINATION AGREEMENTS


------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(Collegiate Funding Services, LLC)

------------------------------------------
May 15, 2002, as amended in amendments
dated May 15, 2002 and May 1, 2003
(Academic Management Services, Inc.)

------------------------------------------
May 15, 2002, as amended May 1, 2003
(Pinnacle Peak Solutions, Inc., d/b/a
NextStudent)

------------------------------------------
May 15, 2002, as amended May 15, 2002
(EAS Group, LLC)

------------------------------------------
July 1, 2002, as amended in an
amendment effective July 1, 2002
(College Loan Corporation)

------------------------------------------
September 20, 2002
(Southwest Student Services
Corporation)

------------------------------------------
 December 4, 2002
(Comerica Bank)

------------------------------------------
 March 17, 2003
(PNC Bank)

------------------------------------------
 May 1, 2003
(Student Assistance Foundation of
Montana)

------------------------------------------
 May 15, 2003
(Navy Federal Credit Union)

------------------------------------------
 May 15, 2003
(Washington Mutual Bank, F.A.)

------------------------------------------
 May 15, 2003
(Education Services Foundation)

------------------------------------------
June 30, 2003, as amended September
30, 2003
(Student Loan Corporation)

------------------------------------------

------------------------------------------
July 15, 2003
(Brazos Higher Education Service
Corporation)

------------------------------------------
September 15, 2003
(Higher Education Servicing Corporation)

------------------------------------------
September 20, 2003
(Marshall & Ilsley Bank)

------------------------------------------
October 31, 2003
(Pennsylvania Higher Education
Assistance Agency)

------------------------------------------
November 17, 2003
(Illinois Designated Account
Purchasing Program)

------------------------------------------
December 1, 2003
(Creditron Financial Services, Inc.)

------------------------------------------
December 29, 2003
(AAA Southern New England Bank)

------------------------------------------